UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010 deltathree, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

224 West 35th Street, New York, N.Y.	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 500-4850

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2010, each of deltathree, Inc. (the “Company”), Delta Three Israel, Ltd. and DME Solutions, Inc. (collectively, the “Deltathree Entities”) entered into the Second Loan and Security Agreement (the “Second Loan Agreement”) with D4 Holdings, LLC (“D4 Holdings”), pursuant to which D4 Holdings will provide to the Deltathree Entities a line of credit in a principal amount of $1,000,000.  In addition, on August 10, 2010, pursuant to the Second Loan Agreement, the Deltathree Entities issued a Promissory Note (the “Promissory Note”) in a principal amount of $1,000,000 to D4 Holdings.

Pursuant to the Second Loan Agreement and the Promissory Note,

•
D4 Holdings agrees to lend from time to time, as requested by any of the Deltathree Entities, up to an aggregate principal amount of $1,000,000, provided that D4 Holdings will not be required to make loan advances to the Deltathree Entities in an aggregate amount of more than $400,000 in any three month period;

•	interest shall accrue on any loan advances at the rate of 12% per annum;

•	the initial payment of interest shall be payable on the first calendar day of the month following the first loan advance made under the agreement, and monthly thereafter;

•	all outstanding principal and interest are required to be repaid on August 10, 2012;

•	the Deltathree Entities granted D4 Holdings a security interest in all assets of the Deltathree Entities;

•	the Deltathree Entities made customary representations, warranties and covenants to D4 Holdings;

•
any loan advance requires the satisfaction of the following conditions: the Deltathree Entities shall have received the aggregate maximum loan amount of $1,200,000 available to be borrowed under the Loan and Security Agreement dated as of March 1, 2010, between the Deltathree Entities and D4 Holdings (the “First Loan Agreement”); receipt by D4 Holdings of an executed notice of borrowing; the representations and warranties of the Deltathree Entities shall be true in all material respects on the date of the notice of borrowing and the loan date; no event of default shall have occurred and be continuing or result from such loan advance; there shall not have occurred, in D4 Holdings’ sole discretion, any material adverse change; and the Company’s revenue shall not be 10% less than, and the Company’s EBITDA shall not be 20% less than (or, in the case of negative EBITDA, 20% more than), the amounts set forth in the financial projections provided by the Company to the Board of Directors, in each case measured as of the end of each quarter; and

•
upon the occurrence of an event of default (which includes any failure of the Deltathree Entities to timely pay any of the principal and/or any accrued interest or other amounts due under the First Loan Agreement when the same becomes due and payable), (1) D4 Holdings may require repayment of all outstanding amounts under the Second Loan Agreement, terminate its commitment to make additional loans to the Deltathree Entities, and exercise its rights with respect to the security interest in all of the assets of the Deltathree Entities and (2) all outstanding amounts under the Second Loan Agreement will bear interest at the rate of 18% per annum.

In connection with the parties entering into the Second Loan Agreement and the Deltathree Entities issuing the Promissory Note, on August 10, 2010, the Company issued a Warrant (the “Warrant”) to D4 Holdings, exercisable for ten years, to purchase up to 4,000,000 shares of common stock, par value $0.01 per share, of the Company at an exercise price of $[___] per share.  In addition, on August 10, 2010, the Deltathree Entities and D4 Holdings entered into the First Amendment to Loan and Security Agreement (the “Amendment”, and together with the Second Loan Agreement, Promissory Note and Warrant, the “Transaction Documents”), which provides that any failure of the Deltathree Entities to timely pay any of the principal and/or any accrued interest or other amounts due under the Second Loan Agreement when the same becomes due and payable will constitute an event of default under the Loan and Security Agreement entered into between the parties on March 1, 2010.

The Company is majority-owned by D4 Holdings.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano, members of the Company’s Board of Directors, has an indirect ownership interest in D4 Holdings.  As a result, each of these individuals and D4 Holdings may be deemed to have a direct or indirect interest in the transactions contemplated by the Transaction Documents.  In accordance with the Company’s Audit Committee Charter, the Transaction Documents and the transactions contemplated thereby were approved by the Audit Committee, which includes those directors who are not affiliated with D4 Holdings.

The foregoing description of the Second Loan Agreement, the Promissory Note, the Warrant and the Amendment does not purport to be a complete summary and is qualified in its entirety by reference to the full texts of the Second Loan Agreement, the Promissory Note, the Warrant and the Amendment, each of which is filed as an exhibit to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Warrant was issued pursuant to an exemption from registration under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1	Promissory Note, dated August 10, 2010, by deltathree, Inc., Delta Three Israel, Ltd. and DME Solutions, Inc. in favor of D4 Holdings, LLC in a principal amount of $1,000,000.

10.1	Second Loan and Security Agreement, dated as of August 10, 2010, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.

10.2	Warrant, dated August 10, 2010, between deltathree, Inc., and D4 Holdings, LLC.

10.3	First Amendment to Loan and Security Agreement, dated as of August 10, 2010, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

By:	/s/ Peter Friedman
Name:	Peter Friedman
Title:	General Counsel and Secretary

Dated: August 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Promissory Note, dated August 10, 2010, by deltathree, Inc., Delta Three Israel, Ltd. and DME Solutions, Inc. in favor of D4 Holdings, LLC in a principal amount of $1,000,000.

10.1	Second Loan and Security Agreement, dated as of August 10, 2010, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.

10.2	Warrant, dated August 10, 2010, between deltathree, Inc., and D4 Holdings, LLC.

10.3	First Amendment to Loan and Security Agreement, dated as of August 10, 2010, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.